COMMERCIAL CAPITAL BANCORP, INC.

Third Quarter 2003
Earnings Conference Call

October 27, 2003

This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits;
asset/liability matching risks and liquidity risks; and changes in the securities markets.  CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

CCBI Highlights

Financial Position

September 30, 2003

Total Assets

$1.45 billion

Loans Held for Investment

$857 million

Deposits

$566 million

Equity

$96 million

Tangible Equity

$83 million

Quarter Ended

Quarter Ended

Financial Results

09/30/2003

09/30/2002

Net Income

$5.4 million

$2.6 million

Return on Average Equity

23.84%

29.19%

Return on Average Assets

1.58%

1.45%

Net Interest Margin

3.32%

3.26%

Efficiency Ratio

27.55%

35.32%

Total Loan Originations

$331 million

$189 million

$350
$300
$250
$200
$150
$100
$50
$-
$189.3
$200.3
$266.7
$207.1
$331.4
9/02
12/02
3/03
6/03
9/03

4

($ in millions)

Record Total Loan Originations

$300
$250
$200
$150
$100
$50
$-
$170.4
$191.9
$257.2
$183.7
$243.4
9/02
12/02
3/03
6/03
9/03

5

($ in millions)

Core Loan Originations

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
51%
43%
51%
86%
91%
9/02
12/02
3/03
6/03
9/03

6

Core Loan Originations Retained

$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
111% AGR (1)
$406
$469
$573
$697
$857
9/02
12/02
3/03
6/03
9/03

7

($ in millions)

Record Growth in Loans Held for Investment

(1) AGR – Annual Growth Rate: 9/02 to 9/03

Loans Held for Investment
Multi-Family
89%
Commercial RE
10%
Business Loans
1%

8

Loan Portfolio Mix

Multi-family and Commercial real estate loan originations by average LTV and DCR

1.50
1.25
1.00
0.75
0.50
1.30
1.31
1.27
1.30
1.32
68.5%
69.7%
69.7%
67.8%
66.7%
9/02
12/02
3/03
6/03
9/03
Debt Coverage Ratio
Loan to Value

9

Consistent Underwriting

Asset Quality of Multi-family Loans

Non-Accrual Loans/

Nationwide

Total Loans

(1)

Multi-family

0.19%

Single family

0.84%

Commercial Real Estate

1.14%

Construction

1.15%

Business Loans

1.96%

Consumer

0.66%

Multi-family Loans

CCBI

0.00%

Western Region Thrifts

0.13%

Nationwide Thrifts

0.19%

(1) Based upon 6/30/03 Thrift Financial Reports for nationwide savings institutions

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$238
$406
$310
$469
$447
$573
$581
$697
$449
$857
9/02
12/02
3/03
6/03
9/03
Loans Held for Investment
Securities

11

($ in millions)

Loans to Securities Mix

Total Assets
93% AGR (1)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$753
$849
$1,173
$1,412
$1,450
9/02
12/02
3/03
6/03
9/03

12

($ in millions)

Balance Sheet Transition

(1) AGR – Annual Growth Rate: 9/02 to 9/03

Total Deposits
73% AGR (1)
$600
$500
$400
$300
$200
$100
$-
$328
$312
$408
$530
$566
9/02
12/02
3/03
6/03
9/03

13

($ in millions)

(1) AGR – Annual Growth Rate: 9/02 to 9/03

Deposit Growth

Deposit Composition

at 9/30/2002

Deposit Composition

at 9/30/2003

 43%  Certificates of Deposit

Maturing Deposit Mix

  ‹1%  Savings Accounts

   2%  Demand Deposits

 55%  Money Market

51%  Certificates of Deposit

  1%  Savings Accounts

  2%  Demand Deposits

46%  Money Market

$700
$600
$500
$400
$300
$200
$100
$-
$99
$213
$111
$289
$134
$408
$69
$607
$0
$687
9/02
12/02
3/03
6/03
9/03
FHLB Advances
Repurchase agreements

15

FHLB Advances to Repo Mix

2.96%
2.70%
2.36%
2.17%
1.97%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
9/02
12/02
3/03
6/03
9/03

16

Cost of Funds

3.26%
3.27%
3.39%
3.29%
3.32%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
9/02
12/02
3/03
6/03
9/03

17

Net Interest Margin

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
93% AGR (1)
$5.6
$6.3
$8.1
$10.0
$10.8
9/02
12/02
3/03
6/03
9/03

18

($ in millions)

Net Interest Income

(1) AGR – Annual Growth Rate: 9/02 to 9/03

19.0%
18.7%
19.4%
15.7%
8.0%
20%
15%
10%
5%
0%
9/02
12/02
3/03
6/03
9/03

19

Noninterest Income to Total Revenue

41% AGR (1)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$2.5
$10.7
$2.6
$11.4
$3.2
$13.4
$3.0
$16.3
$1.5
$17.1
9/02
12/02
3/03
6/03
9/03
Total Interest Income
Noninterest Income

20

Total Revenue Composition

($ in millions)

(1) AGR – Annual Growth Rate: 9/02 to 9/03

1.59%
1.35%
1.36%
1.21%
1.00%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
9/02
12/02
3/03
6/03
9/03

21

G&A to Average Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
35.3%
30.6%
30.1%
29.2%
27.6%
9/02
12/02
3/03
6/03
9/03

22

Efficiency Ratio

1.45%
1.59%
1.70%
1.48%
1.58%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
9/02
12/02
3/03
6/03
9/03

23

Return on Average Assets

29.2%
29.0%
20.6%
21.1%
23.8%
30%
25%
20%
15%
10%
5%
0%
9/02
12/02
3/03
6/03
9/03

24

Return on Average Equity

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
108% AGR (1)
$2.6
$3.2
$4.2
$4.7
$5.4
9/02
12/02
3/03
6/03
9/03

25

($ in millions)

Quarterly Net Income

(1) AGR – Annual Growth Rate: 9/02 to 9/03

28% AGR (1)
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.18
$0.21
$0.19
$0.20
$0.23
9/02
12/02
3/03
6/03
9/03

26

Diluted Earnings per Share

(1) AGR – Annual Growth Rate: 9/02 to 9/03

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.1%
3.3%
9.1%
7.6%
7.2%
6.1%
6.5%
5.6%
6.6%
5.7%
9/02
12/02
3/03
6/03
9/03
Equity to Assets
Tangible Equity to Assets

27

Consolidated Capital Ratios

Tier 1 Core Capital Ratio
11.97%
9.18%
8.06%
8.28%
7.31%
12%
10%
8%
6%
4%
2%
0%
9/02
12/02
3/03
6/03
9/03

28

Bank Capital Ratio

Growing Franchise Presence

Northern California

Loan Offices

    Sacramento

    Corte Madera (Marin County)

    Burlingame

    Oakland

Southern California

Loan Offices

    Woodland Hills

    Encino (Opened Aug. ’03)

    West Los Angeles

Banking Offices

    Rancho Santa Margarita

    Riverside

Banking & Loan Offices

     Irvine (Headquarters)

     La Jolla (Opened Sept. ’03)

CCB was the fastest growing bank in California over
the 36 months ended 6/30/03, (source www.fdic.gov).

4th largest multi-family originator in CA with 2.7%
market share for the 12 months ended 6/30/03, (source:
Dataquick Information Systems).

Consistent High Quality Growth

COMMERCIAL CAPITAL BANCORP, INC.

NASDAQ: "CCBI"

October 27, 2003

31